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                                                                     EXHIBIT 3.1

                              CERTIFICATE OF TRUST
                                       OF
                              UNOCAL CAPITAL TRUST

          This Certificate of Trust of Unocal Capital Trust (the "Trust"), dated July 17, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S)
                                                                   ---  -
3801 et seq.).
     -- ---

          1.   NAME.  The name of the business trust being formed hereby is
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Unocal Capital Trust.

          2.   DELAWARE TRUST.  The name and business address of the trustee of
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the Trust with a principal place of business in the State of Delaware is the
Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

          3.   EFFECTIVE DATE. This Certificate of Trust shall be effective as
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of its filing.
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          IN WITNESS WHEREOF, the undersigned, being all of the trustees of the
Trust, have executed this Certificate of Trust as of the date first above written.


                                    /s/ Darrell D. Chessum
                                    ---------------------------------------
                                    Darrell D. Chessum, as Trustee

                                    /s/ Daniel A. Franchi
                                    ---------------------------------------
                                    Daniel A. Franchi, as Trustee

                                    /s/ Richard L. Walton
                                    ---------------------------------------
                                    Richard L. Walton, as Trustee


                                    THE BANK OF NEW YORK, as Trustee


                                    By: /s/ Helen M. Cotiaux
                                        -----------------------------------

                                     Name:   Helen M. Cotiaux
                                           --------------------------------

                                     Title:   Vice President
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                                    THE BANK OF NEW YORK (DELAWARE)
                                    as Trustee


                                    By:  /s/ Joseph G. Ernst
                                        -----------------------------------

                                     Name:  Joseph G. Ernst
                                          ---------------------------------

                                     Title:   Assistant Vice President
                                            -------------------------------